UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2009

Date of reporting period:  December 31, 2009

Item 1. Reports to Stockholders.

PHOCAS REAL ESTATE FUND
PHOCAS SMALL CAP VALUE FUND

ANNUAL REPORT
December 31, 2009

February 24, 2010

Phocas Real Estate Review
As the economy continued to heal, equity markets, including securitized commercial real estate, moved higher again in the fourth quarter, despite what seemed like a constant bombardment of negative media headlines.  It is a fact that private commercial real estate values have declined up to 40% from peak levels in 2007.  What appears to be occurring now is that many owners and lenders are delaying the realization of losses with the hope that the economy will improve, previously referred to as “extend and pretend” by the media and analysts.  We believe it is only a matter of time before some of these assets re-enter the market.  The opportunities, however, will not likely be as numerous or attractive as some had envisioned, but we believe there will undoubtedly be opportunities, particularly for the well capitalized REITs.

The long term fundamental outlook for REITs appears favorable given the limited supply coupled with what should be an improving employment environment boosting demand.  Despite this, we believe that REITs could see some moderation in the early part of the year as earnings estimates are revised downward, and further equity is issued.  We expect the second half of 2010 to be stronger for the industry due to the improving broader economy, as well as better visibility into 2011 operating conditions.

One item remains a thorn in investors’ sides: the cash dividend yield.  It is difficult to get excited over the 3.7% weighted average cash yield at year end for the NAREIT Equity REIT Index.  It is important, though, to know that the simple average (non-market capitalization weighted) cash yield is closer to 4.7%.  This is primarily the result of the 1% cash dividend yield of Simon Properties (SPG) and Macerich (MAC), and low yield of Vornado (VNO) of less than 2.5%.  While still not compelling on a relative basis, REIT dividend yields likely reflect trough earnings power, and therefore have the ability to grow.

Phocas Real Estate Fund (PHREX)
The securitized commercial real estate market, as measured by the NAREIT Equity REIT Index (the “Index”), continued its 2009 recovery by delivering a total return of 9.39% during the fourth quarter.  The Fund outperformed the Index with a total return of  11.35%, as the Fund’s overweight in data centers and lab space, consisting of positions in Digital Realty (DLR), Dupont Fabros (DFT) and Alexandria Real Estate (ARE), were key.  In addition, our overweight in Malls, particularly Simon Properties (SPG) and Macerich (MAC), more than offset our overweight in the underperforming sector of Shopping Centers for the quarter.

For fiscal year 2009, the Fund again outperformed the Index, which delivered a total return of 27.99% compared to 32.25% for the Fund.  The portfolio performance was again driven by stock selection, and was aided by a healthy overweight in Regional Malls, Office, a significant overweight in niche data center and lab space names, compounded by an underweight in underperforming Self Storage.  These gains were partially offset by the Fund’s underweight relative to the Index in Lodging, and overweight positions in the underperforming Shopping Centers and Industrials sectors.

Please see the following breakdown of performance and yields by sector for the fourth quarter of 2009, as well as the full-year 2009 and 2008 results.

Sector	4th Qtr 2009	2009	2008	Yield
Industrial/Office	7.4%	29.2%	-50.3%	4.1%
Office	7.2%	35.5%	-41.1%	3.5%
Industrial	12.1%	12.2%	-67.5%	4.6%
Mixed	0.9%	34.9%	-34.0%	5.6%
Retail	9.1%	27.2%	-48.4%	2.9%
Shopping Centers	3.8%	-1.7%	-38.8%	4.3%
Regional Malls	14.8%	63.0%	-60.6%	1.0%
Free Standing	1.7%	25.9%	-15.1%	7.0%
Residential	10.0%	30.8%	-24.9%	4.3%
Apartments	9.8%	30.4%	-25.1%	4.3%
Manufactured Homes	13.1%	40.9%	-20.2%	4.4%
Diversified	7.7%	17.0%	-28.2%	2.8%
Lodging/Resorts	6.5%	67.2%	-59.7%	0.2%
Health Care	12.1%	24.6%	-12.0%	5.8%
Self Storage	10.2%	8.4%	5.0%	3.0%
Specialty	14.2%	31.5%	-25.7%	4.6%
Equity REIT Index	9.4%	27.99%	-37.7%	3.7%

All figures include dividends.  Source: NAREIT

Contributors
Nearly all the Fund’s performance is expected to be generated from stock selection rather than from sector weighting, and this year was no exception.  The Portfolio’s positions in Macerich (MAC), Dupont Fabros (DFT), and SL Green Realty Corporation (SLG) contributed significantly to the Portfolio’s outperformance in the year.  Despite the consistent solid returns over the past three years, we expect the data center and lab space sectors to continue to outperform in 2010.

Detractors
The Fund’s worst performers for the year were Kimco Realty Corporation (KIM), Regency Centers Corporation (REG), and EastGroup Properties (EGP).

Portfolio Positioning
We are heading into uncertain times for REITs, as the environment in 2010 could certainly support current valuations over the next year, but at the same time there remain clear risks to the recovery, particularly in the short term.

Stock selection will be key in driving excess returns in 2010, and the portfolio remains invested in select REITs that we believe can drive outperformance.  We continue to be wary in the near-term given the sharp share price run-up.

While the general consensus is that short term leases for Apartment REITs will allow those companies to rebound quicker than other sectors, the Fund remains underweight in the Apartment sector relative to the Index.  This is primarily due to the sector’s high correlation to employment levels.  Unfortunately, unemployment remains stubbornly high and has not shown significant signs of recovery, which we expect will be pushed out into the latter half of 2010.  Instead, we recently added Sun Communities (SUI) to the portfolio from the Manufactured Home subsector of Residential.  Sun Communities is, and has always been, a stock trading at a steep discount to its peers, as well as the rest of the industry.  We believe that the declining manufactured home business, for lease and for sale, should bottom in early 2010.  In the meantime, shareholders have earned a 12% dividend yield, yes cash, excluding potential movement in the REIT’s price.  In addition, First Potomac (FPO) was also added to the Fund.  First Potomac is a small Industrial REIT with a strong local focus in the Washington, DC area, which should remain among the top markets in the country.  Additionally, FPO should benefit from its deleveraging which began last year and as well as the firm’s accretive acquisition opportunities.

Phocas Small Cap Value Review
What a year!  2009 will be remembered, not only for strong stock performance but also for the amazing intra-year volatility.  The fourth quarter of 2009 was an acceleration of investor behavior started in the third quarter.  More tangible signs of a domestic economic recovery as well as stabilization of our banking system encouraged many investors to jump back into the equity markets.  As market valuations started to rise throughout the quarter, some investors started looking at the underperforming sectors.  The end result was a strong rally within Consumer Staples, Telecom and Utilities – all lagging sectors throughout most of 2009 going into the fourth quarter.

In addition, the excess absolute total returns for growth small cap investing over value continued through the fourth quarter resulting in substantial outperformance for small cap growth investing for 2009 and the trailing three years.  This can be explained in one major sector: Financials.  In 2009, despite the fact that the Russell 2000 Index generated a total return of 27.15%, the Financial sector within the index had a sector return of -1.4%.  In fact, it was the only sector to have a negative return in 2009.

In the fourth quarter of 2009, the Financial sector had a collective total return of 1.8% versus the Russell 2000 Index return of 3.63%.  Given that the Financial sector of the Russell 2000 Value Index (the “Benchmark”) is collectively almost a 1/3 of the Benchmark, it should come as no surprise that growth equities continued to outperform value.  This is occurring throughout all market capitalizations as well.  Despite this divergence in performance between investment styles, we continue to believe that no equity market can completely recover without a strong recovery within financials.  At some point in this cycle, Financials we believe will eventually be the best performers as we strongly believe the worst is behind them.

Phocas Small Cap Value Fund (PHSVX)
In the fourth quarter, the Small Cap Value Fund total return (+4.30%) outperformed the quarterly Benchmark return, the Russell 2000 Value Index (+3.63%).  Most of the Benchmark quarterly return was driven by a very strong December total return (+7.57%); but the fourth quarter total return still paled in comparison to the stunning third quarter Benchmark return of +22.70%.  The fourth quarter started off very weakly, as the Benchmark was down 6.64%, led by the Financial sector, which was down 11.4%.  After October, the Benchmark steadily rallied into year-end but Financials never fully recovered unlike the other major sectors.  Given the much stronger performance of growth-oriented and mid-cap equity capitalization stocks, it is not surprising that active managers that focused on larger capitalization  stocks within the small cap index (or outside the index) with a skew away from financials would have had a very successful quarter relative to Benchmark.

The same could be said for the full year.  In 2009, focusing a portfolio away from financials and industrials, two of the largest sectors of the Benchmark that combine for over 50% of the Benchmark’s total capitalization, while skewing towards mid-cap stocks would have resulted in significant outperformance for active small cap managers.  For 2009, the Benchmark generated a return of 20.58% versus the Fund’s return of 24.29%.  The excess return for all of 2009 was primarily generated by our outperformance within the Financial sector versus the respective Benchmark sector by over 800 basis points for the full year.  Unfortunately, that still meant on an absolute return basis that 1/3 of our portfolio was below the total return for the whole Benchmark by a significant margin.  The Fund also outperformed within Telecom, Energy, Technology, and Industrials.  For 2009, we underperformed the Benchmark sectors in the following areas: Consumer Discretionary, Healthcare, Materials, and Utilities.  Given that we were close to most of the sector weights, our outperformance within Financials and Industrials more than offset the hit we took in Consumer Discretionary and Healthcare.

During the fourth quarter, the best performing sector within the Benchmark was Materials, followed closely behind by Healthcare as fears of loss of healthcare service profitability due to Healthcare reform receded significantly.  Unfortunately, we were slightly underweighted in Materials, and therefore lagged in total quarterly return, which resulted in a negative impact on the portfolio’s performance relative to the Benchmark.  Within Healthcare, the portfolio weight and return pretty much mirrored the index resulting in little relative performance impact.

The next two best quarterly performing Benchmark sectors were Utilities and Telecom – two sectors that underperformed significantly through the first nine months of 2009.  Utilities and Telecom rallied in the fourth quarter, but they represent less than 7% of the total value index combined.  Since we are slightly over-weighted Telecom and slightly underweight in Utilities, the net effect was that the active portfolio’s return performance was neutral relative to the Benchmark when the two sectors are combined.  For 2009, we have added significant alpha from our Telecom holdings relative to the Benchmark while only giving a modest amount back from our Utility holdings.

After a very strong third quarter, the Technology sector was the laggard during the quarter.  For the year, however, this sector generated the third best of all sectors lagging only Materials and Consumer Discretionary.  Our active portfolio is modestly overweight Technology with an emphasis on services, distribution, and software – clearly value oriented areas.  We have added some alpha during the quarter but we have added significant excess returns over Benchmark sector returns for the year, primarily from stock selection.  On the other hand, sorry to say, we have given some of that alpha back within Consumer Discretionary and Materials both in the fourth quarter and for 2009.

Our performance in the Financial sector, the biggest sector within our Benchmark, was where we generated the greatest relative outperformance.  The Financial sector within our active portfolio generated a fourth quarter total return of 5.4%, versus 1.8% for the Benchmark.  Not only did this exceed the sector return but it also exceeded the overall Benchmark return for the quarter.  We believe our consistent outperformance within the Financial sector has been one of our strongest competitive advantages over the long run, despite the short-term underperformance of the sector itself.

Energy, the fifth best performing sector within the Benchmark during the quarter was also the fourth best for the year.  Our active portfolio was sector neutral versus the Benchmark, but our stock selection resulted in significant outperformance both in the fourth quarter and for the year.

Meanwhile, the fourth quarter Benchmark returns for Industrials and Consumer Staples were again in the lower half of all the Benchmark sector returns.  This was the same for 2009.  We remain sector neutral within Industrials, and slightly overweight in Consumer Staples.  For the fourth quarter, the relative performance impact from our Industrial names was nominal, but for the full year we continued to generate alpha relative to Benchmark sector.  One of the pleasant surprises during the fourth quarter was the significant outperformance of our four Consumer Staples names versus the Benchmark sector return.  This sector has also added alpha for the active portfolio over the full year.

Contributors
Nearly all the Fund’s performance is expected to be generated from stock selection, rather than from sector weighting, and this year was no exception.

The year’s best performer was ModusLink (MLNK).  That was followed by returns from the Fund’s positions in Perry Ellis (PERY) and Rosetta Resources (ROSE).

Detractors
During the year, the following companies had the largest negative impacts on the Fund’s performance: Jackson Hewitt Tax Service (JTX); Conn’s (CONN); and East West Bancorp (EWBC).

Portfolio Positioning
The broad equity markets finished 2009 with a flourish.  Clearly, 2010 will be a tougher year to outperform the Benchmark – valuations have increased, the easy money has been made.  We believe stock selection will be critical in 2010.

In keeping with our portfolio discipline, we remain very cognizant of the Benchmark sector weights.  We continue, however, to take advantage of the difference in valuations within each segment.  During the quarter, due to the significant share price increase in certain names, the portfolio saw slightly larger turnover than in normal years.  We believe financials represent value in today’s environment as 2009 is probably a trough year in earnings and losses.  We are equal weight the two largest sectors of our Benchmark: Financials and Industrials.  As the economy expands, industrials should start seeing some of the benefits in 2010.  Our largest underweight remains Consumer Discretionary, which was one of the best performing sectors in 2009.

Best regards,

Phocas Financial Corporation

William Schaff, CFA	James Murray, CFA	Steve Block, CFA

The information above represents the opinions of the Fund Managers, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Both Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  The Real Estate Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Real Estate Fund is more exposed to individual stock volatility than a diversified fund.  The Small Cap Value Fund invests in small-cap companies, which involves additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for complete fund holdings as of December 31, 2009.  Current and future portfolio holdings are subject to risk.

Alpha: Alpha measures performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Basis Points: A Basis Point unit is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

The NAREIT Equity Index is an unmanaged index of all tax-qualified REITs that are publicly traded, and have 75% or more of their gross invested book assets invested directly or indirectly in equity ownership of real estate.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Russell 2000® Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager’s opportunity set. Source: Russell Investment Group.

It is not possible to invest directly in an index.

Phocas Funds

PHOCAS REAL ESTATE FUND
Comparison of the change in value of a $10,000 investment in the
Phocas Real Estate Fund vs the S&P 500® Index and the NAREIT Equity Index

Average Annual Total Return:
	1 Year	Since Inception*
Phocas Real Estate Fund	32.25%	-5.97%
S&P 500® Index	26.46%	-3.29%
NAREIT Equity Index	27.99%	-9.00%

Total annual fund operating expenses: 4.85%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 746-2271.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held 90 days or less. If it did, total returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested.

The NAREIT Equity Index is an unmanaged index of all tax-qualified REITs that are publicly traded and have 75% or more of their gross invested book assets invested directly or indirectly in equity ownership of real estate. The figures above reflect all dividends reinvested.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*  Commencement of operations on September 29, 2006.

Phocas Funds

PHOCAS SMALL CAP VALUE FUND
Comparison of the change in value of a $10,000 investment in the
Phocas Small Cap Value Fund vs the Russell 2000® Value Index

Average Annual Total Return:
	1 Year	Since Inception*
Phocas Small Cap Value Fund	24.29%	-1.63%
S&P 500® Index	26.46%	-3.29%
Russell 2000® Value Index	20.58%	-5.41%

Total annual fund operating expenses: 1.52%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 746-2271.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held 90 days or less. If it did, total returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*  Commencement of operations on September 29, 2006.

Phocas Funds

EXPENSE EXAMPLE – December 31, 2009 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/09 – 12/31/09).

Actual Expenses

The first set of lines of the table below provide information about actual account values and actual expenses, with actual net expenses being limited to 1.50% and 0.99%, respectively, for the Real Estate Fund and the Small Cap Value Fund per the advisory agreement.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Phocas Funds

EXPENSE EXAMPLE – December 31, 2009 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/09	12/31/09	7/1/09 – 12/31/09*
Actual
Real Estate Fund	$1,000.00	$1,475.50	$9.35
Small Cap Value Fund	$1,000.00	$1,279.70	$5.69
Hypothetical (5% return
before expenses)
Real Estate Fund	$1,000.00	$1,017.64	$7.63
Small Cap Value Fund	$1,000.00	$1,020.21	$5.04

*
Expenses are equal to an annualized expense ratio of 1.50% for the Real Estate Fund and 0.99% for the Small Cap Value Fund, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days (to reflect the one-half year period).

Phocas Funds

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS – December 31, 2009 (Unaudited)

Phocas Real Estate Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2009 (Unaudited)

Phocas Small Cap Value Fund

Percentages represent market value as a percentage of total investments.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at December 31, 2009

Shares	COMMON STOCKS - 100.18%	Value
	Apartments - 5.37%
3,440	American Campus Communities, Inc.	$96,664
1,026	Equity Residential	34,658
694	Mid-America Apartment Communities, Inc.	33,507
		164,829
	Diversified - 4.40%
1,931	Vornado Realty Trust	135,054
	Health Care - 7.12%
1,657	Nationwide Health Properties, Inc.	58,293
3,661	Ventas, Inc.	160,132
		218,425
	Hotels - 3.27%
4,718	LaSalle Hotel Properties	100,163

	Manufactured Homes - 2.47%
1,500	Equity Lifestyle Properties, Inc.	75,705

	Office Property - 23.68%
3,576	Alexandria Real Estate Equities, Inc.	229,901
3,001	Boston Properties, Inc.	201,277
5,191	Brandywine Realty Trust	59,177
1,962	Kilroy Realty Corp.	60,175
3,506	SL Green Realty Corp.	176,142
		726,672
	Regional Malls - 17.67%
4,695	Macerich Co.	168,785
4,678	Simon Property Group, Inc.	373,287
		542,072
	Shopping Centers - 15.20%
8,171	Acadia Realty Trust	137,845
1,760	Federal Realty Investment Trust	119,187
9,936	Kimco Realty Corp.	134,434
2,133	Regency Centers Corp.	74,783
		466,249
	Specialty - 8.87%
3,812	Digital Realty Trust, Inc.	191,667
4,481	DuPont Fabros Technology, Inc.	80,613
		272,280

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value
	Warehouse/Industrial - 12.13%
5,054	AMB Property Corp.	$129,130
1,433	EastGroup Properties, Inc.	54,855
13,753	ProLogis	188,279
		372,264
	TOTAL COMMON STOCKS
	(Cost $2,587,289)	3,073,713

	SHORT-TERM INVESTMENTS - 0.09%
2,804	AIM STIT-STIC Prime Portfolio -
	Institutional Class, 0.10% (b)	2,804
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,804)	2,804

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $2,590,093) - 100.27%	3,076,517
	Liabilities in Excess
	of Other Assets - (0.27)%	(8,387)
	NET ASSETS - 100.00%	$3,068,130

(a)	Non-income producing security.
(b)	Rate shown is the 7-day yield as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2009

Shares	COMMON STOCKS - 95.97%	Value
	Activities Related to Real Estate - 1.06%
11,387	DuPont Fabros Technology, Inc. (a)	$204,852

	Advertising, Public Relations,
	and Related Services - 3.03%
12,743	Interpublic Group of Companies, Inc. (a)	94,043
27,950	ModusLink Global Solutions, Inc. (a)	263,009
13,114	Monster Worldwide, Inc. (a)	228,184
		585,236
	Aerospace Product and
	Parts Manufacturing - 1.38%
4,205	AAR Corp. (a)	96,631
3,537	Triumph Group, Inc.	170,660
		267,291
	Agencies, Brokerages, and Other
	Insurance Related Activities - 0.60%
14,339	National Financial Partners Corp. (a)	116,003

	Animal Slaughtering and Processing - 0.77%
17,819	Darling International, Inc. (a)	149,323

	Architectural, Engineering,
	and Related Services - 1.05%
4,543	URS Corp. (a)	202,254

	Basic Chemical Manufacturing - 1.28%
2,416	OM Group, Inc. (a)	75,838
6,504	Sensient Technologies Corp.	171,055
		246,893
	Clothing Stores - 0.67%
3,926	Children’s Place Retail Stores, Inc. (a)	129,597

	Communications
	Equipment Manufacturing - 2.00%
16,973	Arris Group, Inc. (a)	194,002
6,341	Brush Engineered Materials, Inc. (a)	117,562
13,228	Tellabs, Inc. (a)	75,135
		386,699
	Computer Systems Design
	and Related Services - 4.84%
34,398	Internet Capital Group, Inc. - Class A (a)	228,746
11,340	JDA Software Group, Inc. (a)	288,830

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value
	Computer Systems Design
	and Related Services - 4.84% (Continued)
6,218	Synaptics, Inc. (a)	$190,582
7,412	SYNNEX Corp. (a)	227,252
		935,410
	Cut and Sew Apparel Manufacturing - 1.27%
16,308	Perry Ellis International, Inc. (a)	245,598

	Department Stores - 0.45%
3,759	School Specialty, Inc. (a)	87,923

	Depository Credit Intermediation - 8.67%
17,074	Banco Latinoamericano
	de Exportaciones S.A. (b)	237,329
14,271	First Commonwealth Financial Corp.	66,360
8	First Horizon National Corp. (a)	101
17,112	First Niagara Financial Group, Inc.	238,028
1,685	FirstMerit Corp.	33,936
4,847	IBERIABANK Corp.	260,817
6,589	Republic Bancorp, Inc. - Class A	135,733
5,626	SVB Financial Group (a)	234,548
91,860	Synovus Financial Corp.	188,313
5,266	Wintrust Financial Corp.	162,140
4,639	WSFS Financial Corp.	118,898
		1,676,203
	Electric Power Generation,
	Transmission and Distribution - 1.84%
7,196	Great Plains Energy, Inc.	139,531
5,617	Portland General Electric Co.	114,643
4,438	Unitil Corp.	101,985
		356,159
	Electrical Equipment Manufacturing - 0.61%
3,760	Powell Industries, Inc. (a)	118,553

	Electronic Shopping and
	Mail-Order Houses - 1.06%
13,002	Systemax, Inc.	204,261

	Facilities Support Services - 1.12%
8,803	Corrections Corp. of America (a)	216,114

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value
	Footwear Manufacturing - 1.89%
1,045	Deckers Outdoor Corp. (a)	$106,297
9,485	Wolverine World Wide, Inc.	258,182
		364,479
	Fruit and Vegetable Preserving and
	Specialty Food Manufacturing - 0.93%
4,624	Treehouse Foods, Inc. (a)	179,689

	Furniture and Home Furnishing
	Merchant Wholesalers - 1.53%
5,213	United Stationers, Inc. (a)	296,359

	Grocery and Related Product
	Merchant Wholesalers - 0.54%
2,831	Nash Finch Co.	105,002

	Insurance Carriers - 6.13%
5,767	American Physicians Capital, Inc.	174,855
34,140	Conseco, Inc. (a)	170,700
7,273	Fidelity National Title Group, Inc. - Class A	97,895
12,586	Healthspring, Inc. (a)	221,639
4,582	Infinity Property & Casualty Corp.	186,213
4,137	Max Capital Group Ltd. (b)	92,255
3,756	Safety Insurance Group, Inc.	136,080
4,747	Unitrin, Inc.	104,671
		1,184,308
	Lessors of Real Estate - 8.55%
6,066	Alexandria Real Estate Equities, Inc.	389,983
6,837	American Campus Communities, Inc.	192,120
24,295	Brandywine Realty Trust	276,963
5,955	Digital Realty Trust, Inc.	299,417
9,603	Kilroy Realty Corp.	294,524
9,422	LaSalle Hotel Properties	200,029
		1,653,036
	Management of Companies
	and Enterprises - 2.32%
25,294	Boston Private Financial Holdings, Inc.	145,946
23,883	National Penn Bancshares, Inc.	138,283
8,127	Safeguard Scientifics, Inc. (a)	83,789

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value
	Management of Companies
	and Enterprises - 2.32% (Continued)
8,905	Whitney Holding Corp.	$81,125
		449,143
	Management, Scientific, and
	Technical Consulting Services - 2.32%
8,080	Huron Consulting Group, Inc. (a)	186,163
6,318	ICF International, Inc. (a)	169,322
1,949	Watson Wyatt Worldwide, Inc. - Class A	92,617
		448,102
	Medical Equipment and
	Supplies Manufacturing - 1.24%
7,741	Orthofix International N.V. (a)(b)	239,739

	Metal Ore Mining - 1.09%
11,679	Coeur d’Alene Mines Corp. (a)	210,923

	Miscellaneous Durable Goods
	Merchant Wholesalers - 0.37%
1,491	Schnitzer Steel Industries, Inc. - Class A	71,121

	Motion Picture and Video Industries - 0.86%
8,817	Corus Entertainment, Inc. - Class B (b)	165,760

	Natural Gas Distribution - 1.63%
6,307	Atmos Energy Corp.	185,426
3,837	Laclede Group, Inc.	129,576
		315,002
	Nondepository Credit Intermediation - 0.95%
15,382	Washington Banking Co.	183,661

	Nonscheduled Air Transportation - 0.59%
3,044	Atlas Air Worldwide Holdings, Inc. (a)	113,389

	Oil and Gas Extraction - 6.33%
12,300	Mariner Energy, Inc. (a)	142,803
6,485	Pioneer Natural Resources Co.	312,383
13,428	Rosetta Resources, Inc. (a)	267,620
10,142	Swift Energy Co. (a)	243,002
3,609	Whiting Petroleum Corp. (a)	257,863
		1,223,671

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value
	Other Chemical Product and
	Preparation Manufacturing - 0.37%
7,065	Innospec, Inc.	$71,286

	Other Electrical Equipment and
	Component Manufacturing - 1.14%
15,909	Herley Industries, Inc. (a)	220,976

	Other Fabricated Metal
	Product Manufacturing - 1.43%
7,022	Timken Co.	166,492
3,545	Watts Water Technologies, Inc. - Class A	109,611
		276,103
	Other General Purpose
	Machinery Manufacturing - 1.91%
14,443	Colfax Corp. (a)	173,894
4,768	Esterline Technologies Corp. (a)	194,391
		368,285
	Other Information Services - 0.63%
4,702	Expedia, Inc. (a)	120,888

	Other Investment Pools and Funds - 1.11%
5,978	Macerich Co.	214,909

	Other Miscellaneous Manufacturing - 0.85%
3,435	Fuqi International, Inc. (a)	61,658
8,472	JAKKS Pacific, Inc. (a)	102,681
		164,339
	Other Miscellaneous Store Retailers - 1.18%
5,767	Ashland, Inc.	228,489

	Other Telecommunications - 1.40%
8,072	NII Holdings, Inc. (a)	271,058

	Personal Care Services - 1.81%
8,824	Steiner Leisure Ltd. (a)(b)	350,842

	Petroleum and Coal
	Products Manufacturing - 0.47%
1,425	Ameron International Corp.	90,431

	Pharmaceutical and
	Medicine Manufacturing - 4.28%
10,035	Martek Biosciences Corp. (a)	190,063
7,005	NBTY, Inc. (a)	304,998

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value
	Pharmaceutical and Medicine
	Manufacturing - 4.28% (Continued)
8,018	Par Pharmaceutical Companies, Inc. (a)	$216,967
13,744	ViroPharma, Inc. (a)	115,312
		827,340
	Plastics Product Manufacturing - 0.42%
5,155	Tredegar Corp.	81,552

	Rail Transportation - 0.79%
4,612	Kansas City Southern (a)	153,533

	Sawmills and Wood Preservation - 1.01%
27,997	Louisiana-Pacific Corp. (a)	195,419

	Securities and Commodity Contracts
	Intermediation and Brokerage - 1.73%
4,967	Affiliated Managers Group, Inc. (a)	334,527

	Semiconductor and Other Electronic
	Component Manufacturing - 3.48%
24,361	Fairchild Semiconductor
	International, Inc. - Class A (a)	243,366
18,773	Microsemi Corp. (a)	333,221
20,335	RF Micro Devices, Inc. (a)	96,998
		673,585
	Software Publishers - 0.50%
13,396	Compuware Corp. (a)	96,853

	Water, Sewage and Other Systems - 0.87%
7,465	American Water Works Co., Inc.	167,291

	Wholesale Electronic Markets
	and Agents and Brokers - 0.53%
3,830	ScanSource, Inc. (a)	102,261

	Wireless Telecommunications
	Carriers (except Satellite) - 1.09%
12,028	Syniverse Holdings, Inc. (a)	210,249
	TOTAL COMMON STOCKS
	(Cost $16,723,270)	18,551,969

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

	CLOSED-END INVESTMENT
Shares	COMPANIES - 1.46%	Value
11,587	Ares Capital Corp.	$144,258
11,643	Prospect Capital Corp.	137,504
	TOTAL CLOSED-END
	INVESTMENT COMPANIES
	(Cost $244,996)	281,762

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $16,968,266) - 97.43%	18,833,731
	Other Assets in Excess
	of Liabilities - 2.57%	497,005
	NET ASSETS - 100.00%	$19,330,736

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2009

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
ASSETS
Investments in securities, at value (identified
cost $2,590,093 and $16,968,266, respectively)	$3,076,517	$18,833,731
Receivables:
Due from Advisor (Note 4)	13,910	—
Dividends and interest	11,987	20,836
Investments sold	78	379,654
Fund shares sold	—	139,900
Prepaid expenses	1,806	3,809
Total assets	3,104,298	19,377,930
LIABILITIES
Payables:
Audit fees	18,200	18,200
Fund accounting fees	4,516	5,355
Distribution fees	4,343	—
Transfer agent fees and expenses	3,364	3,953
Administration fees	2,228	2,228
Custody fees	1,461	1,731
Legal fees	952	1,385
Chief Compliance Officer fee	833	834
Shareholder reporting	258	2,054
Due to custodian	—	9,168
Advisory fees	—	2,230
Accrued expenses	13	56
Total liabilities	36,168	47,194
NET ASSETS	$3,068,130	$19,330,736
CALCULATION OF NET ASSET
VALUE PER SHARE
Net assets applicable to shares outstanding	$3,068,130	$19,330,736
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	198,796	1,045,912
Net asset value, offering and
redemption price per share	$15.43	$18.48
COMPOSITION OF NET ASSETS
Paid-in capital	$4,009,028	$23,354,619
Undistributed net investment income (loss)	18,591	—
Accumulated net realized loss on investments	(1,445,913)	(5,889,348)
Net unrealized appreciation on investments	486,424	1,865,465
Net assets	$3,068,130	$19,330,736

The accompanying notes are an integral part of these financial statements.

Phocas Funds

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2009

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes
of $0 and $745, respectively)	$84,321	$230,587
Interest	134	820
Total income	84,455	231,407
Expenses
Adminstration fees (Note 4)	31,161	31,160
Fund accounting fees (Note 4)	27,336	32,785
Transfer agent fees and expenses (Note 4)	20,300	23,486
Audit fees	18,200	18,200
Advisory fees (Note 4)	17,744	123,873
Custody fees (Note 4)	9,069	13,200
Distribution fees (Note 5)	5,915	—
Trustee fees	5,770	6,291
Chief Compliance Officer fee (Note 4)	5,430	5,334
Legal fees	4,927	10,041
Insurance expense	3,351	4,134
Registration fees	1,249	4,319
Reports to shareholders	714	5,693
Miscellaneous expenses	1,976	4,214
Total expenses	153,142	282,730
Less: advisory fee waiver
and reimbursement (Note 4)	(117,654)	(119,218)
Net expenses	35,488	163,512
Net investment income	48,967	67,895

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(504,965)	(2,924,744)
Net change in unrealized
appreciation on investments	1,157,493	6,566,932
Net realized and unrealized gain on investments	652,528	3,642,188
Net Increase in Net Assets
Resulting from Operations	$701,495	$3,710,083

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$48,967	$63,190
Net realized loss on investments	(504,965)	(927,216)
Net change in unrealized appreciation
(depreciation) on investments	1,157,493	(120,856)
Net increase (decrease) in net assets
resulting from operations	701,495	(984,882)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(54,251)	(39,309)
From net realized gain on investments	—	(4,724)
Total distributions to shareholders	(54,251)	(44,033)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	(272,719)	63,300
Total increase (decrease) in net assets	374,525	(965,615)
NET ASSETS
Beginning of year	2,693,605	3,659,220
End of year	$3,068,130	$2,693,605
Accumulated net investment income	$18,591	$23,875

(a)A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	8,064	$84,875	123,530	$1,870,278
Shares issued on
reinvestments of
distributions	3,621	54,251	4,081	44,033
Shares redeemed (b)	(39,529)	(411,845)	(97,244)	(1,851,011)
Net increase (decrease)	(27,844)	$(272,719)	30,367	$63,300
(b) Net of redemption
fees of		$—		$2,113

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$67,895	$156,654
Net realized loss on investments	(2,924,744)	(2,684,763)
Net change in unrealized appreciation
(depreciation) on investments	6,566,932	(3,365,983)
Net increase (decrease) in net assets
resulting from operations	3,710,083	(5,894,092)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(75,678)	(154,706)
Total distributions to shareholders	(75,678)	(154,706)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	(1,505,103)	1,314,564
Total increase (decrease) in net assets	2,129,302	(4,734,234)
NET ASSETS
Beginning of year	17,201,434	21,935,668
End of year	$19,330,736	$17,201,434
Undistributed net investment income	$—	$4,059

(a)A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	143,940	$2,201,503	323,152	$5,792,722
Shares issued on
reinvestments of
distributions	4,240	75,678	11,011	154,706
Shares redeemed (b)	(254,710)	(3,782,284)	(277,846)	(4,632,864)
Net increase (decrease)	(106,530)	$(1,505,103)	56,317	$1,314,564
(b) Net of redemption
fees of		$210		$484

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

				September 29,
				2006* through
	Year Ended December 31,			December 31,
	2009	2008	2007	2006
Net asset value,
beginning of period	$11.88	$18.64	$21.90	$20.00
Income from
investment operations:
Net investment income	0.26	0.32 ^	0.18	0.20
Net realized and unrealized
gain (loss) on investments	3.56	(6.90)	(3.15)	1.86
Total from investment operations	3.82	(6.58)	(2.97)	2.06
Less distributions:
From net investment income	(0.27)	(0.17)	(0.18)	(0.15)
From net realized
gain on investments	—	(0.02)	(0.11)	(0.01)
Total distributions	(0.27)	(0.19)	(0.29)	(0.16)
Redemption fees retained	—	0.01^	—	—
Net asset value, end of period	$15.43	$11.88	$18.64	$21.90
Total return	32.25%	-35.11%	-13.56%	10.34	%‡
Ratios/supplemental data:
Net assets, end
of period (thousands)	$3,068	$2,694	$3,659	$1,187
Ratio of expenses to
average net assets:
Before expense reimbursement	6.47%	4.85%	5.00%	15.92	%†
After expense reimbursement	1.50%	1.50%	1.50%	1.50	%†
Ratio of net investment
income (loss) to average net assets:
Before expense reimbursement	(2.90)%	(1.38)%	(2.33)%	(10.55	)%†
After expense reimbursement	2.07%	1.97%	1.17%	3.87	%†
Portfolio turnover rate	60.14%	98.56%	24.81%	10.46	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

				September 29,
				2006* through
	Year Ended December 31,			December 31,
	2009	2008	2007	2006
Net asset value,
beginning of period	$14.93	$20.01	$21.86	$20.00
Income from
investment operations:
Net investment income	0.06 ^	0.13 ^	0.05 ^	0.03
Net realized and unrealized
gain (loss) on investments	3.56	(5.08)	(1.68)	1.85
Total from investment operations	3.62	(4.95)	(1.63)	1.88
Less distributions:
From net investment income	(0.07)	(0.13)	(0.09)	(0.02)
From net realized
gain on investments	—	—	(0.13)	—
Total distributions	(0.07)	(0.13)	(0.22)	(0.02)
Redemption fees retained	0.00 #^	0.00 #^	0.00 #^	—
Net asset value, end of period	$18.48	$14.93	$20.01	$21.86
Total return	24.29%	-24.68%	-7.46%	9.41	%‡
Ratios/supplemental data:
Net assets, end
of period (thousands)	$19,331	$17,201	$21,936	$1,233
Ratio of expenses to
average net assets:
Before expense reimbursement	1.71%	1.52%	2.43%	14.93	%†
After expense reimbursement	0.99%	0.99%	1.18%	1.50	%†
Ratio of net investment
income (loss) to average net assets:
Before expense reimbursement	(0.31)%	0.21%	(0.54)%	(12.79	)%†
After expense reimbursement	0.41%	0.74%	0.71%	0.63	%†
Portfolio turnover rate	66.77%	33.89%	147.75%	11.20	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2009

NOTE 1 – ORGANIZATION

The Phocas Real Estate Fund and the Phocas Small Cap Value Fund (each a “Fund” and collectively, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  Each of the Funds has separate assets and liabilities and differing investment objectives.  The investment objective of the Phocas Real Estate Fund (the “Real Estate Fund”) is long-term total investment return through a combination of capital appreciation and current income.  The investment objective of the Phocas Small Cap Value Fund (the “Small Cap Value Fund”) is long-term total investment return through capital appreciation.  The Funds commenced operations on September 29, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 – 2008, or expected to be taken in the Funds’ 2009 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Expenses:  Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

D.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2009, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Real Estate Fund	$—	$—	$—
Small Cap Value Fund	3,724	2,022	(5,746)

G.
Redemption Fees:  The Funds charge a 1.00% redemption fee to shareholders who redeem shares held for 90 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

H.	REITs: The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

I.
Derivatives:  The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the year ended December 31, 2009, the Funds did not hold any derivative instruments.

J.
Events Subsequent to the Fiscal Year End:  The Funds are to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, the Funds are required to disclose the date through which subsequent events have been evaluated.

Management has evaluated fund related events and transactions that occurred subsequent to December 31, 2009, through February 26, 2010, the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes – Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of December 31, 2009:

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

Real Estate Fund	Level 1	Level 2	Level 3	Total
Equity (REITS)
Apartments	$164,829	$—	$—	$164,829
Diversified	135,054	—	—	135,054
Health Care	218,425	—	—	218,425
Hotels	100,163	—	—	100,163
Manufactured Homes	75,705	—	—	75,705
Office Property	726,672	—	—	726,672
Regional Malls	542,072	—	—	542,072
Shopping Centers	466,249	—	—	466,249
Specialty	272,280	—	—	272,280
Warehouse/Industrial	372,264	—	—	372,264
Total Equity (REITS)	3,073,713	—	—	3,073,713
Short-Term Investments	2,804	—	—	2,804
Total Investments
in Securities	$3,076,517	$—	$—	$3,076,517

Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Equity
Administrative Support,
Waste Management	$216,114	$—	$—	$216,114
Finance and Insurance	3,709,611	—	—	3,709,611
Information	948,598	—	—	948,598
Management of Companies
and Enterprises	365,353	—	—	365,353
Manufacturing	5,167,580	—	—	5,167,580
Mining	1,434,594	—	—	1,434,594
Other Services	350,842	—	—	350,842
Professional, Scientific,
and Technical Services	2,171,003	—	—	2,171,003
Real Estate and Rental
and Leasing	1,857,888	—	—	1,857,888
Retail Trade	650,270	—	—	650,270
Transportation and
Warehousing	266,922	—	—	266,922
Utilities	838,451	—	—	838,451
Wholesale Trade	574,743	—	—	574,743
Closed-End
Investment Companies	281,762	—	—	281,762
Total Equity	18,833,731	—	—	18,833,731
Total Investments
in Securities	$18,833,731	$—	$—	$18,833,731

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

New Accounting Pronouncement – In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Phocas Financial Corporation (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Funds.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.75% based upon the average daily net assets of each Fund.  For the year ended December 31, 2009, the Real Estate Fund and the Small Cap Value Fund incurred $17,744 and $123,873, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.50% of average daily net assets of the Real Estate Fund and 0.99% of average daily net assets of the Small Cap Value Fund.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended December 31, 2009, the Advisor reduced its fees and absorbed Fund

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

expenses in the amount of $117,654 for the Real Estate Fund and $119,218 for the Small Cap Value Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2010	2011	2012	Total
Real Estate Fund	$113,069	$107,424	$117,654	$338,147
Small Cap Value Fund	$117,777	$112,439	$119,218	$349,434

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the year ended December 31, 2009, the Real Estate Fund and the Small Cap Value Fund incurred $31,161 and $31,160, respectively, in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  For the year ended December 31, 2009, the Real Estate Fund incurred $27,336 in fund accounting fees and $17,161 in transfer agent fees (excluding out-of-pocket expenses).  For the year ended December 31, 2009, the Small Cap Value Fund incurred $32,785 in fund accounting fees and $17,104 in transfer agent fees (excluding out-of-pocket expenses). U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian. For the year ended December 31, 2009, the Real Estate Fund and the Small Cap Value Fund incurred $9,069 and $13,200, respectively, in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

For the year ended December 31, 2009, the Real Estate Fund and the Small Cap Value Fund were allocated $5,430 and $5,334, respectively, of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of each Fund’s average daily net assets. The Advisor has contractually agreed to reduce the Rule 12b-1 fees accrued for the Small Cap Value Fund from 0.25% to 0.00%. The expenses

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended December 31, 2009, the Real Estate Fund paid the Distributor $5,915.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $1,418,720 and $1,646,566, respectively, for the Real Estate Fund and $10,825,932 and $12,580,194, respectively, for the Small Cap Value Fund.

NOTE 7 – LINES OF CREDIT

Effective April 1, 2009, the Real Estate Fund and Small Cap Value Fund have lines of credit in the amount of $515,000 and $3,750,000, respectively. The lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended December 31, 2009, only the Small Cap Value Fund drew upon its line of credit.    The Small Cap Value Fund had an outstanding one day balance and weighted average interest rate of $28,000 and 3.25%, respectively.  The maximum amount outstanding for the Small Cap Value Fund during the year ended December 31, 2009 was $28,000.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to real estate investment trusts.

The distributions paid by the Funds during the years ended December 31, 2009 and December 31, 2008 were characterized as follows:

	Real Estate Fund		Small Cap Value Fund
	12/31/09	12/31/08	12/31/09	12/31/08
Ordinary income	$54,251	$39,309	$75,678	$154,706
Net long-term capital gain	—	4,724	—	—
Total distributions	$54,251	$44,033	$75,678	$154,706

Ordinary income distributions may include dividends paid from short-term capital gains.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

As of December 31, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Small Cap
	Real Estate Fund	Value Fund

Cost of investments for tax purposes (a)	$2,695,576	$17,102,882
Gross tax unrealized appreciation	687,873	3,409,851
Gross tax unrealized depreciation	(306,932)	(1,679,002)
Net tax unrealized appreciation	380,941	1,730,849
Undistributed ordinary income	18,591	—
Undistributed long-term capital gain	—	—
Total distributable earnings	18,591	—
Other accumulated losses	(1,340,430)	(5,754,732)
Total accumulated losses	$(940,898)	$4,023,883

(a)	Difference between book losses and tax losses are attributable to the tax treatment of wash sales.

As of December 31, 2009, certain Funds had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:

	2016	2017	Total
Real Estate Fund	$ 828,386	$ 500,475	$1,328,861
Small Cap Value Fund	$1,731,987	$3,804,305	$5,536,292

At December 31, 2009, the Real Estate Fund and the Small Cap Value Fund deferred, on a tax basis, post-October losses of $11,569 and $217,993, respectively.

Phocas Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Phocas Real Estate Fund
Phocas Small Cap Value Fund

We have audited the accompanying statements of assets and liabilities of the Phocas Real Estate Fund and Phocas Small Cap Value Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period September 29, 2006 (commencement of operations) to December 31, 2006.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Phocas Real Estate Fund and Phocas Small Cap Value Fund, as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and  for the period September 29, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2010

Phocas Funds

NOTICE TO SHAREHOLDERS at December 31, 2009 (Unaudited)

For the year ended December 31, 2009, the Real Estate Fund designated $54,251 and the Small Cap Value Fund designated $75,678 as ordinary income for purposes of the dividends paid deduction. The Funds did not designate any long-term capital gains for purposes of the dividends paid deduction.

For the year ended December 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Real Estate Fund and the Small Cap Value Fund were 0.98% and 100.00%, respectively.

For corporate shareholders in the Real Estate Fund and the Small Cap Value Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2009 was 0.98% and 99.80%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 746-2271 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12 months Ended June 30, 2009

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 months ended June 30, 2009 is available without charge, upon request, by calling (866) 746-2271.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Information included in the Funds’ Form N-Q is also available by calling (866) 746-2271.

Phocas Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund
	Held	Length	Occupation	Complex	Other
Name, Address	with the	of Time	During Past	Overseen by	Directorships
and Age	Trust	Served	Five Years	Trustee(2)	Held

Independent Trustees(1)

Michael D. LeRoy	Trustee	Indefinite	President,	2	Independent
(age 62, dob 8/14/1947)		term	Crown Capital		Trustee from
615 E. Michigan Street		since	Advisors, LLC		2004 to
Milwaukee, WI 53202		December	(financial		12/1/2008,
		2008.	consulting firm)		Bjurman, Barry
			(2000 to present).		Funds (3
portfolios);
Independent
Trustee from
12/1/2008 to
5/1/2009, B.B.
Funds (1
portfolio);
Director,
Wedbush Bank.

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee, The
(age 73, dob 6/18/1936)		term	Financial		Forward Funds
615 E. Michigan Street		since	Consultant and		(35 portfolios).
Milwaukee, WI 53202		February	former Executive
		1997.	Vice President
and Chief
Operating Officer
of ICI Mutual
Insurance Company
(until January 1997).

George J. Rebhan	Trustee	Indefinite	Retired;	2	Independent
(age 75, dob 7/10/1934)		term	formerly		Trustee from
615 E. Michigan Street		since	President,		1999 to 2009,
Milwaukee, WI 53202		May	Hotchkis and		E*TRADE
		2002.	Wiley Funds		Funds.
(mutual funds)
(1985 to 1993).

George T. Wofford	Trustee	Indefinite	Retired;	2	None.
(age 70, dob 10/8/1939)		term	formerly Senior
615 E. Michigan Street		since	Vice President,
Milwaukee, WI 53202		February	Federal Home
		1997.	Loan Bank of
San Francisco.

Phocas Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund
	Held	Length	Occupation	Complex	Other
Name, Address	with the	of Time	During Past	Overseen by	Directorships
and Age	Trust	Served	Five Years	Trustee(2)	Held

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	2	None.
(age 62, dob 7/9/1947)	Trustee	term	U.S. Bancorp
615 E. Michigan Street		since	Fund Services,
Milwaukee, WI 53202		September	LLC (May 1991
		2008.	to present).

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services,
(age 62, dob 7/9/1947)	and Chief	term	LLC (May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Vice President, Compliance and Administration,
(age 42, dob 7/19/1967)	and	term	U.S. Bancorp Fund Services, LLC (March
615 E. Michigan Street	Principal	since	1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Assistant Vice President, Compliance and
(age 48, dob 8/27/1961)	and	term	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	since	LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services,
(age 52, dob 9/11/1957)	President,	term	LLC (February 2008 to present); General
615 E. Michigan Street	Chief	since	Counsel/Controller, Steinhafels, Inc.
Milwaukee, WI 53202	Compliance	September	(September 1995 to February 2008).
	Officer and	2009.
AML
Officer

Phocas Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund
(age 44, dob 4/16/1965)		term	Services, LLC (May 2006 to present); Senior
615 E. Michigan Street		since	Counsel, Wells Fargo Funds Management, LLC
Milwaukee, WI 53202		June	(May 2005 to May 2006); Senior Counsel,
		2007.	Strong Financial Corporation (January 2002 to
April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling (866) 746-2271.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-746-2271 to request individual copies of these documents.  Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Phocas Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 10, 2009, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for the Phocas Real Estate Fund and Phocas Small Cap Value Fund with the Advisor for another annual term.  Prior to this meeting, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board noted changes in the Advisor’s compliance team and its continuing efforts to enhance that team and its compliance program.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory .

2.
THE FUNDS’ HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds as of September 30, 2009 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

Phocas Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Phocas Real Estate Fund:The Board noted that the Real Estate Fund’s performance was above or in line with its peer group median and averages for all relevant periods.

Phocas Small Cap Value Fund:  The Board noted that the Small Cap Value Fund’s performance was above its peer group median and averages for the three-month, one-year and three-year returns and was below the median and average of its peer group for the year-to-date return.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

Phocas Real Estate Fund:  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Real Estate Fund of 1.50% (the “Expense Cap”).  Additionally, the Board noted that the Fund’s total expense ratio was slightly higher than the median and average of its peer group.  The Board also noted that the contractual advisory fee was marginally above the average and equal to the median of its peer group and was below the fees charged by the Advisor to its other investment management clients.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period was significantly below the peer group median and average.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Phocas Small Cap Value Fund:  The Board noted that the Advisor had contractually agreed to maintain an Expense Cap for the Small Cap Value Fund of 0.99%.  Additionally, the Board noted that the Fund’s total expense ratio and contractual advisory fee were below its peer group median and average.  It noted that the contractual advisory fee was above the base fees charged by the Advisor to its other investment management clients, but that these clients were also charged a performance fee in addition to the base fee.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period was significantly below the peer group median and average.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Phocas Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized as the assets of the Funds grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or pay for Fund expenses so that the Funds do not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in the form of Rule 12b-1 fees for the Real Estate Fund.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had sufficient resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Phocas Real Estate Fund and the Phocas Small Cap Value Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Phocas Real Estate Fund and the Phocas Small Cap Value Fund would be in the best interest of each Fund and its shareholders.

Phocas Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, CA  94501

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
77 East 55th Street
New York, NY  10022

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 746-2271

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866) 746-2271.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2009	FYE 12/31/2008
Audit Fees	$31,000	$31,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,400	$5,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2009	FYE 12/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2009	FYE 12/31/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   3/3/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   3/3/10

By (Signature and Title)* _/s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  3/3/10

* Print the name and title of each signing officer under his or her signature.